UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2006

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois	60015-2559
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 627-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On November 10, 2006, the Registrant and its wholly-owned subsidiary, United Stationers Supply Co. (“USSC”), entered into Amendment No. 1 to Amended and Restated Five-Year Revolving Credit Agreement (the “Amendment”) with the financial institutions listed on the signature pages thereto and JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Illinois)), as Agent.   The Amendment modifies an existing Amended and Restated Five-Year Revolving Credit Agreement (the “2005 Agreement”) originally entered into on October 12, 2005.

USSC exercised its right under the 2005 Agreement to seek additional commitments to increase the aggregate committed principal amount under a revolving credit facility.  The Amendment increased the aggregate committed principal amount from $275 million to $325 million, a $50 million increase.  The Amendment also increased the permitted amount of additional commitments USSC may seek under the revolving credit facility to a total amount of up to $425 million, a $50 million increase from the $375 million limit under the 2005 Agreement.  In addition, the Amendment increased the permitted size of USSC’s third-party receivables securitization program to $350 million, a $75 million increase from the $275 million limit under the 2005 Agreement.  All other provisions of the 2005 Agreement, as disclosed in previous filings with the Securities and Exchange Commission, remain unchanged.

In connection with the 2005 Agreement, USSC and three other wholly-owned subsidiaries of the Registrant, Lagasse, Inc. (“Lagasse”), United Stationers Technology Services LLC (“USTS”) and United Stationers Financial Services LLC (“USFS” and, with USSC, Lagasse and USTS, the “Loan Parties”), executed a document (the “Reaffirmation”) reaffirming their obligations under agreements they originally executed in connection with the Five-Year Revolving Credit Agreement, dated as of March 21, 2003, among the Registrant, USSC, the lenders from time to time thereunder and Bank One, NA, as administrative agent (the “2003 Agreement”).  The Reaffirmation reaffirmed the terms and conditions of (i) the Pledge and Security Agreement, dated as of March 21, 2003 (the “Security Agreement”), among Bank One, NA, in its capacity as agent, USSC, Lagasse, USTS and USFS, (ii) the Trademark Security Agreement, dated as of March 21, 2003, among Bank One, NA, in its capacity as agent, USSC and Lagasse (the “Trademark Security Agreement”), and (iii) the Guaranty, dated as of March 21, 2003, executed by Lagasse, USTS and USFS in favor of Bank One, NA, as administrative agent (the “Guaranty”).  Under the Reaffirmation the Loan Parties also acknowledged that the Security Agreement, the Trademark Security Agreement and the Guaranty remain in full force and effect and that all references to the “Credit Agreement” contained in the Security Agreement, the Trademark Security Agreement and the Guaranty refer to the 2005 Agreement as modified by the Amendment and as the 2005 Agreement may be amended, modified or restated in the future.

Copies of the Amendment and the Reaffirmation are filed as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Registrant’s entry into the Amendment provided under Item 1.01 above, is hereby incorporated by reference.

Item 9.01               Financial Statements and Exhibits.

(d)

The following exhibits are filed herewith:

10.1                           Amendment No. 1 to Amended and Restated Five-Year Revolving Credit Agreement, dated November 10, 2006, among United Stationers Supply Co., as borrower, United Stationers Inc., as a credit party, JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Illinois)), in its capacity as administrative agent, and the financial institutions listed on the signature pages thereof

10.2                           Reaffirmation, dated November 10, 2006, among United Stationers Supply Co., Lagasse, Inc., United Stationers Technology Services LLC and United Stationers Financial Services LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED STATIONERS INC.

Date: November 16, 2006	/s/Eric A. Blanchard
Senior Vice President, General Counsel and
Secretary

UNITED STATIONERS INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED NOVEMBER 10, 2006

Exhibit No.	Description
10.1

Amendment No. 1 to Amended and Restated Five-Year Revolving Credit Agreement, dated November 10, 2006, among United Stationers Supply Co., as borrower, United Stationers Inc., as a credit party, JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Illinois)), in its capacity as administrative agent, and the financial institutions listed on the signature pages thereof

10.2	Reaffirmation, dated November 10, 2006, among United Stationers Supply Co., Lagasse, Inc., United Stationers Technology Services LLC and United Stationers Financial Services LLC

2